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                                                           EXHIBIT 23.3(b)

CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the inclusion in this Registration Statement on Form S-4 of U.S. Office Products Company of our report dated August 9, 1995, relating to the financial statements of U-BIX Business Machines Limited. We also consent to the reference to us under the caption "Experts" in the Registration Statement.


                                                /s/ KPMG
                                                KPMG

September 30, 1996
Auckland, New Zealand